UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2008

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Attached as Exhibit 99.1 hereto is a copy of an analyst presentation that was given on November 17, 2008 at 10:00 a.m.

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to (1) statements about the benefits of the combination of Yadkin and American Community, including future financial and operating results, cost savings, and enhanced revenues, (2) statements with respect to Yadkin’s and American Community’s plans, objectives, expectations and intentions and other statements that are not historical facts, and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. These statements are based upon the current beliefs and expectations of Yadkin’s and American Community’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) expected revenue synergies and cost savings from the combination may not be fully realized or realized within the expected time frame; (2) revenues following the combination may be lower than expected; (3) the ability to obtain governmental approvals of the combination on the proposed terms and schedule; (4) the failure of either company’s shareholders to approve the combination; (5) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (6) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the combined company’s loan portfolio and allowance for loan losses; (7) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in either Yadkin’s or American Community’s loan portfolio, which may result in increased credit risk-related losses and expenses; (8) changes in the U.S. legal and regulatory framework; and (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company. Additional factors that could cause Yadkin’s or American Community’s results to differ materially from those described in the forward-looking statements can be found in Yadkin’s and American Community’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Yadkin and American Community or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Yadkin and American Community do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Yadkin and American Community will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a joint proxy statement/prospectus. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Yadkin and American Community, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to William A. Long, President and CEO, Yadkin Valley Financial Corporation, 209 North Bridge Street, Elkin, North Carolina 28621-3404, (336-526-6300), or to Randy P. Helton, President, CEO, and Chairman, American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, NC 28211, (704-225-8444).

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Yadkin and American Community and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Yadkin and American Community in connection with the combination. Information about the directors and executive officers of Yadkin and their ownership of Yadkin common stock is set forth in the proxy statement, filed April 15, 2008, for Yadkin Valley’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A. Information about the directors and executive officers of American Community and their ownership of American Community common stock is set forth in the proxy statement, filed April 17, 2008, for American Community’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01.         Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1             Analyst Presentation given on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

Dated: November 17, 2008	By:	/s/ Edwin E. Laws
Edwin E. Laws
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Analyst Presentation given on November 17, 2008.